                                                                    Exhibit 10.2

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     This Stock Purchase Agreement is entered into as of September 3, 1999, by and among CellStar Telecom, Inc., a corporation organized under the laws of Delaware ("CellStar Telecom"), Inmobiliaria Aztlan, S.A. de C.V., a corporation organized under the laws of Mexico (the "Purchaser"), and for purposes of Sections 5 and 8 only, Topp Telecom, Inc, a corporation organized under the laws of Florida ("Topp Telecom").

                                   Recitals
                                   --------

     WHEREAS, CellStar Telecom owns an aggregate of: (i) 5,885 shares of Class A Voting Common Stock, $0.01 par value per share of Topp Telecom; and (ii) 124,841 shares of Class B Non-voting Common Stock, $0.01 par value per share of Topp Telecom (collectively, the "Shares");

     WHEREAS, the Purchaser wishes to purchase, and CellStar Telecom wishes to sell the Shares on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Sale of Shares. Subject to the terms and conditions of this Agreement,
          --------------
at the Closing (as hereinafter defined), CellStar Telecom will sell to the Purchaser, and the Purchaser will purchase from CellStar Telecom the Shares. The consideration to be paid by the Purchaser to CellStar Telecom for the Shares shall be an aggregate of Twenty-Six Million Five Hundred Thousand Dollars ($26,500,000.00) (the "Share Purchase Price").

     2.   The Closing.  The closing ("Closing") of the sale and purchase of the
          -----------
Shares under this Agreement shall take place at the offices of Greenberg Traurig, 1221 Brickell Avenue, Miami, Florida on September 3, 1999. At the
Closing: (a) CellStar Telecom shall deliver to the Purchaser certificates representing the Shares, which certificates shall be endorsed or accompanied by written instruments of transfer executed by CellStar Telecom; and (b) the Purchaser shall deliver to CellStar Telecom the Share Purchase Price by wire transfer of immediately available funds to the account designated by CellStar Telecom in Exhibit A attached hereto. The date of the Closing is hereinafter referred to as the "Closing Date."

     3.   Representations of CellStar Telecom. CellStar Telecom represents and
          -----------------------------------
warrants to the Purchaser as follows:

     (a)  Good Standing. CellStar Telecom is a corporation, duly organized,
          -------------
          validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     (b)  Title. At Closing CellStar Telecom will own the Shares of record and
          -----
          beneficially, free and clear of any mortgages, pledges, liens, encumbrances, charges, restrictions on transfer, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, demands, rights of first refusal or first offer, voting agreements or other limitations (collectively, the "Liens"), other than any restrictions under that certain Shareholders' Agreement dated as of February 12, 1999 by and among Topp Telecom and the shareholders of Topp Telecom (the "Shareholders' Agreement") and the Securities Act of 1933, as amended (the "Securities Act"). The delivery by CellStar Telecom to Purchaser at the Closing of the stock certificates representing the Shares duly endorsed or accompanied by duly endorsed stock powers will vest Purchaser with good title to the Shares, free and clear of all Liens. The foregoing warranties exclude any title defect arising from the failure of Topp Telecom to deliver good title to CellStar Telecom.

     (c)  Authority. CellStar Telecom has full right and power to execute,
          ---------
          deliver and perform this Agreement and the CellStar Release (as hereinafter defined) and to sell, assign, transfer and deliver the Shares to be sold by CellStar Telecom at Closing. This Agreement has been duly executed and delivered by CellStar Telecom and constitutes the valid and binding obligation of CellStar Telecom enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization, and other laws affecting creditors' rights generally and to limitations in the availability of equitable remedies. The execution of and performance of the transactions contemplated by this Agreement and compliance with their provisions by CellStar Telecom will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under any indenture, lease, agreement or other instrument to which CellStar Telecom is a party or by which it or any of its properties are bound (other than such consents as are to be obtained prior to or upon the consummation of the transactions contemplated hereby), or (ii) require any consent, approval or authorization of, or declaration or filing with, any governmental authority (other than such consents, approvals, authorizations or filings as are to be obtained prior to the consummation of the transactions contemplated hereby).

     (d)  No Other Ownership Interests. The Shares represent all of the capital
          ----------------------------
          stock of Topp Telecom owned by CellStar Telecom and its affiliates. Neither CellStar Telecom nor any of its affiliates has any option, warrant, subscription, or other right or agreement to acquire or vote any shares of capital stock of Topp Telecom, other than as provided in the Shareholders' Agreement.

     (e)  No Brokers. Neither CellStar Telecom nor any of its affiliates has
          ----------
          made any agreement or taken any action which might cause any person or entity to become entitled to a broker's fee or commission as a result of the transactions contemplated hereunder.

     (f)  Investment Representations Regarding the Shares. Neither CellStar
          -----------------------------------------------
          Telecom nor any of its affiliates has relied upon any representation, warranty or statement (other than the representations, warranties and statements contained in Section 4 hereof) made by, nor upon any analysis of, Purchaser in connection with its sale of the Shares, and has made its own investment analysis and decision to sell the Shares based upon such information as it has deemed appropriate. CellStar Telecom has the financial sophistication, knowledge and experience in financial matters, and access to the information, necessary to make an informed investment decision with respect to its proposed disposition of the Shares. CellStar Telecom acknowledges that it has been advised that it is the intention of Topp Telecom to access the public markets through a debt or equity offering in the future.

     Other than as expressly set forth in this Section 3, CellStar Telecom makes no representation or warranty whatsoever, and, specifically, makes no representation or warranty as to the financial condition, results of operations, cash flows, business, properties, prospects or creditworthiness of, or any other circumstance in connection with Topp Telecom, it being agreed that the Purchaser controls Topp Telecom and therefore has available to it all material information concerning Topp Telecom.

     4.   Representations of the Purchaser. The Purchaser represents and
          --------------------------------
warrants to CellStar Telecom as follows:

     (a)  Good Standing. The Purchaser is a company, duly organized, validly
          -------------
          existing and in good standing under the laws of Mexico and the Purchaser has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     (b)  Authority. The Purchaser has full right and power to execute,
          ---------
          deliver and perform this Agreement and the Purchaser Release (as hereinafter defined) and to purchase the Shares to be purchased by the Purchaser at Closing. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization, and other laws affecting creditors' rights generally and to limitations in the availability of equitable remedies. The execution of and performance of the transactions contemplated by this Agreement and compliance with their provisions by the Purchaser will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under any indenture, lease, agreement or other instrument to which the Purchaser is a party or by which it or any of its properties are bound (other than such consents as are to be obtained prior to or upon the consummation of the transactions contemplated hereby), or
          (ii) require any consent, approval or authorization of, or declaration or filing with, any governmental authority (other than such consents, approvals, authorizations or filings as are to be obtained prior to the consummation of the transactions contemplated hereby).

     (c)  Investment Representation regarding the Shares. The Purchaser
          ----------------------------------------------
          acknowledges that the Shares have not been registered under the Securities Act, and may not be reoffered or resold, except pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser is acquiring the Shares for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable law. The Purchaser understands that no liquid market exists for the Shares and that it is financially capable of bearing the potential risks associated with holding the Shares for an indefinite period of time. The Purchaser has not relied upon any representation, warranty or statement (other than the representations, warranties and statements contained in Section 3 hereof) made by, nor upon any analysis of, CellStar Telecom in connection with its purchase of the Shares, and has made its own investment analysis and decision to purchase the Shares based upon such information as it has deemed appropriate. The Purchaser has the financial sophistication, knowledge and experience in financial matters, and access to the information, necessary to make an informed investment decision with respect to its proposed purchase of the Shares.

     (d)  No Brokers. The Purchaser has not made any agreement or taken any
          ----------
          action which might cause any person or entity to become entitled to a broker's fee or commission as a result of the transactions contemplated hereunder.

Other than as expressly set forth in this Section 4, the Purchaser makes no representation or warranty whatsoever, and, specifically, makes no representation or warranty as to the financial condition, results of operations, cash flows, business, properties, prospects or creditworthiness of, or any other circumstance in connection with Topp Telecom.

     5.   Covenant of CellStar Telecom. CellStar Telecom acknowledges on behalf
          ----------------------------
of itself and its affiliates that, during the course of its relationship with Topp Telecom, through its representation on the Board of Directors of Topp Telecom and as a shareholder of Topp Telecom, it may have become aware of certain knowledge and information regarding Topp Telecom's organization, strategies, business and operations (including, but not limited to, information concerning Topp Telecom's financial condition, prospects, customers, sources of leads, and methods of doing business). All such expertise, knowledge and information shall be considered Confidential Information for purposes of this Agreement; provided however, that, Confidential Information shall not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by CellStar Telecom or any of its affiliates, or
(ii) became known by CellStar Telecom or any of its affiliates prior to or subsequent to its relationship with Topp Telecom, or (iii) was developed independently by CellStar Telecom or any of its affiliates. For a period of three years from the date hereof, CellStar Telecom or any of its affiliates shall not divulge, communicate, use to the detriment of Topp Telecom or for the benefit of any other person or persons, or misuse in any way, any Confidential Information under any circumstances, except as (i) first permitted in writing by Topp Telecom, or (ii) required by law, subpoena, civil action demand or other process, in which case CellStar Telecom shall provide Topp Telecom with prompt written notice of such request or requirement so that Topp Telecom may seek a protective order or such appropriate remedy and/or waive compliance with this covenant. Notwithstanding the foregoing, CellStar Telecom or any of its affiliates may disclose Confidential
Information: (i) to its attorneys, accountants and professional consultants who need to know such information, or (ii) as CellStar Telecom or any of its affiliates deems appropriate in connection with the pending putative class actions currently filed or threatened, against CellStar Telecom or any of its affiliates and any investigation, action or proceeding relating to or arising from the events and circumstances allegedly giving rise to said putative class actions.

     6.   Conditions to the Obligations of the Purchaser. The obligation of the
          ----------------------------------------------
Purchaser to purchase the Shares at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing.

     (a)  Accuracy of Representations and Warranties. The representations and
          ------------------------------------------
          warranties of CellStar Telecom contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

     (b)  Performance. CellStar Telecom shall have performed and complied with
          -----------
          all agreements and conditions contained in this Agreement required to be performed or complied with by CellStar Telecom prior to or at the Closing.

     (c)  Cancellation of Note. CellStar shall have delivered that certain
          --------------------
          Divided Replacement Note One dated as of February 12, 1999, in the aggregate original principal amount of $22,507,537.00 issued to CellStar, Ltd. by Topp Telecom (the "Note") to Topp Telecom, marked cancelled as of July 20, 1999, evidencing that all principal and accrued and unpaid interest on the Note has been fully paid and satisfied.

     (d)  Resignation of CellStar Director. Daniel Bogar shall have resigned as
          --------------------------------
          a director of Topp Telecom.

     (e)  Security Interest. CellStar shall have delivered to the Purchaser a
          -----------------
          UCC-3 partial release from Chase Bank of Texas, N.A. ("Chase") indicating that Chase no longer holds any interest in the Shares or the Note.

     (f)  Release. CellStar Telecom shall deliver a release and waiver to
          -------
          Telefonos de Mexico, S.A. de C.V., a corporation organized under the laws of Mexico ("Telmex") and the Purchaser, substantially in the form of Exhibit B attached hereto ("CellStar Release"), releasing each of Telmex and the Purchaser from certain claims arising out of or in connection with that certain Stock Purchase Agreement dated as of February 5, 1999 by and among CellStar Telecom, Telmex, the Purchaser, Topp Telecom, David Topp, Dora Topp, Risia Topp Wine and Mark Topp (the "Stock Purchase Agreement").

     7.   Conditions to the Obligations of CellStar Telecom. The obligations of
          -------------------------------------------------
CellStar Telecom under this Agreement are subject to fulfillment, or the waiver by CellStar Telecom of the following conditions on or before the Closing:

     (a)  Accuracy of Representations and Warranties. The representations and
          ------------------------------------------
          warranties of the Purchaser contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

     (b)  Performance. The Purchaser shall have performed and complied with all
          -----------
          agreements and conditions contained in this Agreement required to be performed or complied with by the Purchaser prior to or at the Closing.

     (c)  Issuance of Shares. Topp Telecom shall have issued to CellStar Telecom
          ------------------
          3,177 Shares of Class A Voting Common Stock and 67,416 Shares of Class B Voting Common Stock dated as of July 20, 1999 in exchange for the Note.

     (d)  Release. The Purchaser shall deliver and shall cause Telmex to deliver
          -------
          a release and waiver to CellStar Telecom, substantially in the form of Exhibit C attached hereto ("Purchaser Release"), releasing CellStar Telecom from certain claims arising out of or in connection with the Stock Purchase Agreement.

     8.   Consent to Sale. Topp Telecom hereby consents to the sale of the
          ---------------
Shares as contemplated by this Agreement.

     9.   Miscellaneous.
          -------------

     (a)  Survival of Representations, Warranties and Covenants.  All
          -----------------------------------------------------
          representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the Closing and shall terminate at the close of business two years from the date of Closing, except (i) the covenants in Section 5 hereof shall survive as provided therein, and (ii) the representations in
          Section 3(b) shall survive for the applicable statute of limitation.

     (b)  Modification. This Agreement may only be amended, terminated or
          ------------
          modified by the written consent of CellStar Telecom and the Purchaser.

     (c)  Successors. This Agreement shall be binding upon the parties hereto,
          ----------
          their heirs, administrators, successors, executors and assigns, and the parties hereto do covenant and agree that they themselves and their respective heirs, executors, successors, administrators and assigns will execute any and all instruments, releases, assignments and consents that may be reasonably required of them to more fully execute the provisions of this Agreement.

     (d)  Counterparts. This Agreement may be executed in several counterparts,
          ------------
          each of which shall serve as an original for all purposes, but all copies of which shall constitute but one and the same Agreement.

     (e)  Headings.  All headings set forth in this Agreement are intended for
          --------
          convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions thereof.

     (f)  Governing Law. This Agreement shall be governed by and shall be
          -------------
          construed and enforced in accordance with the laws of the State of Florida.

     (g)  Waiver. The waiver by any party hereto of a breach of any provision of
          ------
          this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     (h)  Entire Agreement. This Agreement constitutes the entire Agreement of
          ----------------
          the parties hereto with respect to the transactions contemplated hereby, and it is hereby agreed that any prior oral or written agreements concerning the transactions contemplated hereby shall be null and void.

     (i)  Severability. If any provision of this Agreement shall be held to be
          ------------
          illegal or unenforceable, such illegality or unenforceability shall extend to that provision solely, and the remainder of this Agreement shall be enforced as if such illegal or unenforceable provision were not incorporated herein.

     (j)  Attorneys' Fees and Costs. If either party seeks to enforce its
          -------------------------
          rights or remedies hereunder, the prevailing party shall be entitled to reasonable attorneys' fees, expenses, and costs incurred in connection therewith.

     (k)  VENUE. THE PARTIES HERETO CONSENT AND AGREE THAT THE STATE OR FEDERAL
          -----
          COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PARTIES HERETO FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PARTY. THE PARTIES HERETO HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE

          EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

     (l)  WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY
          --------------------
          AND INTENTIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO ENTERING INTO THIS AGREEMENT.

     (m)  Notices. Any notice or communication hereunder must be in writing, and
          -------
          may be personally delivered or given by registered or certified mail, return receipt requested, and if given by registered or certified mail, shall be deemed to have been given and received forty-eight hours after deposit in the United States mail of a registered or certified letter, return receipt requested, containing such notice, properly addressed, with postage prepaid; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when received by the party to whom it is addressed at the time received. All notices or communications shall be sent to the following addresses unless subsequently changed in accordance with the provisions of this Agreement:

     To Topp Telecom:              Topp Telecom, Inc.
                                   8390 N.W. 25 Street
                                   Miami, FL  33122
                                   Telecopier: (305) 640-2070
                                   Attention: General Counsel

     To the Purchaser:             Inmobiliaria Aztlan, S.A. de C.V.
                                   c/o Telefonos de Mexico, S.A. de C.V.
                                   Parque Via, 190/1016
                                   Col. Cuauhtemoc
                                   06599 Mexico, D.F.
                                   Mexico
                                   Telecopier: 011 52 5 255-1576
                                   Attention: Chief Financial Officer

     To CellStar Telecom:          CellStar Telecom, Inc.
                                   c/o CellStar Corporation
                                   1730 Briercroft Court
                                   Carrollton, TX 75006
                                   Telecopier: (972) 323-4539
                                   Attention: General Counsel

Any party may change its address for the purposes of this Agreement by giving notice of such change of address to the other parties in the manner herein provided for giving notice.

     (n)  Expenses. Each party shall bear its own expenses incidental to this
          --------
          Agreement.

     (o)  Publicity. There shall be consultation between Purchaser and CellStar
          ---------
          prior to any public announcement concerning this Agreement or the transactions contemplated hereby.

     (p)  Third Party Beneficiary. Topp Telecom shall be deemed a third party
          -----------------------
          beneficiary with respect to the provision set forth in Section 5 hereof.

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.


                              INMOBILIARIA AZTLAN, S.A. de C.V.



                              By: /s/ Adolfo Cerezo
                                 ----------------------------
                                    Name:  Adolfo Cerezo
                                    Title: Attorney-in-Fact


                              CELLSTAR TELECOM, INC.



                              By: /s/ Daniel T. Bogar
                                 ----------------------------
                                    Name:  Daniel T. Bogar
                                    Title: Senior Vice President

                              For purposes of Sections 5 and 8 only:

                              TOPP TELECOM, INC.


                              By: /s/ Richard Salzman
                                 ----------------------------
                                    Name:  Richard Salzman
                                    Title: Senior Vice President
                                           and General Counsel

                                   EXHIBIT A

Wire Instructions:
-----------------


Bank Name:                    Chase Bank of Texas

Address of Bank:              2200 Ross Avenue
                              Dallas, Texas 75021
Account #:                    08806172217

ABA#:                         113000609

Name of Beneficiary:          CellStar Corporation

Address of Beneficiary:       1730 Briercroft Court
                              Carrollton, Texas 75006

                                   EXHIBIT B



                          SPECIFIC RELEASE AND WAIVER
                            AND COVENANT NOT TO SUE

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned, individually and on behalf of their Affiliates (as defined in the February Purchase Agreement (as hereinafter defined)), officers, directors, employees, partners and agents (hereafter, collectively the "Releasor"), for good and valuable consideration, including, without limitation, the covenants contained in that certain Stock Purchase Agreement of even date herewith, executed by CellStar Telecom, Inc., Inmobiliaria Aztlan, S.A. de C.V., , and for purposes of Section 5 and 8 thereof, Topp Telecom, Inc. (the "Purchase Agreement") and the transactions contemplated under the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, hereby fully release, remise, acquit, satisfy and forever discharge Telefonos de Mexico S.A. de C.V. and Inmobiliaria Aztlan, S.A. de C.V. (collectively, the "Released Parties"), of and from any and all rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action of any nature whatsoever, whether known or unknown, direct or indirect, including, but not limited, to claims for indemnity, rescission, restitution, specific performance, accounting, tort, breach of contract, breach of fiduciary duty, negligence, fraud and claims under all federal or state securities laws, whether arising at law or in equity, under local, state, federal or foreign laws, which the Releasor or any of them may have had, may now have or may in the future have or claim to have had, now have or had, against the Released Parties or any of them by reason of, arising out of, or based upon, any act, omission, occurrence, matter, transaction, event or thing arising from or related to that certain Stock Purchase Agreement dated as of February 5, 1999 by and among CellStar Telecom, Inc., Topp Telecom, Inc., Telefonos de Mexico S.A. de C.V., Inmobiliaria Aztlan, S.A. de C.V., David Topp, Dora Topp, Risia Topp Wine and Mark Topp (the "February Purchase Agreement"), including without limitation, Article XIV thereof, except only for the
                                                   ---------------
representations and warranties contained in Article VI of the February Purchase Agreement and the indemnification provisions contained in Articles XIV of the February Purchase Agreement specifically relating to a breach of those representations and warranties (collectively, the "Claims").

     The Releasor hereby agrees that it or he will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defense, set-off, cross-complaint, counterclaim or third party action, against the Released Parties, based on, relating to, arising out of, or in connection with any Claims released and discharged hereunder.

     The Releasor hereby waives, to the fullest extent permitted by law, the benefits of any statute, law, rule, regulation or common law, which may limit the scope of the covenants and releases contained herein.

     The Releasor hereby represents and warrants that the execution and delivery of this Release and Waiver has been duly authorized, executed and delivered and is the valid and binding obligation of the Releasor, enforceable in accordance with its terms. The Releasor further confirms and acknowledges that the terms of this Release and Waiver are contractual and not a mere recital and that the Releasor has not been influenced in any manner in making this Release and Waiver by any representations or statements made by or on behalf of the Released Parties, that the Releasor has sought and received the advice of counsel in connection with the effect of the execution and delivery of this Release and Waiver, that the Releasor has carefully read and fully understand the contents of this Release and Waiver, and that the Releasor has duly executed this Release and Waiver freely and voluntarily, intending and agreeing to be fully bound by the terms hereof.

     This Release and Waiver shall be governed by Florida law without regard to conflicts of law principles thereunder. If any provision of this Release and Waiver, or the application of such provision to any person or circumstance, shall be held invalid, void or unenforceable, the remainder of this Release and Waiver, or the application of such provision to persons or circumstances other than those to which it is held invalid, void or unenforceable, shall not be effected thereby.

     This Release and Waiver shall remain in full force and effect and survive any future dealings among the parties hereto, unless this Release and Waiver shall hereafter be modified by an instrument in writing and signed by the Releasor and on behalf of the Released Parties.

     If any provision of this Release and Waiver is waived in any manner, whether by agreement or operation of law, the balance of the provisions hereof shall nevertheless remain in full force and effect, shall not be deemed waived, affected, impaired or otherwise invalidated and shall be enforced to the maximum effect permitted by applicable law. All waivers to be effective shall be in writing and signed by a duly authorized officer of the waiving party.

      In the event that any claim, action or proceeding is brought with respect to the Claims released hereunder or any breach of the covenants contained herein or to interpret or enforce any of the terms hereof, the nonprevailing party(ies) shall be jointly and severally obligated to pay to the prevailing party(ies) their reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such claim, action or proceeding (including at any appellate level).

     THE RELEASOR CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE RELEASOR OR THE RELEASED PARTY PERTAINING TO THIS RELEASE OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS RELEASE, PROVIDED, NOTHING IN THIS RELEASE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE RELEASED PARTY OR THE RELEASOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PARTY. THE RELEASOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER

PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE RELEASOR AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

     THE RELEASOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE RELEASOR AND THE RELEASED PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS RELEASE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER THE RELEASOR OR THE RELEASED PARTY.


                 [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the Releasor has executed this Release and Waiver as of September 3, 1999.

                                        CellStar Telecom, Inc.

                                        By: /s/ Daniel T. Bogar
                                            ------------------------
                                        Name: Daniel T. Bogar
                                              ----------------------
                                        Title: Senior Vice President
                                               ---------------------

                                   EXHIBIT C



                          SPECIFIC RELEASE AND WAIVER
                            AND COVENANT NOT TO SUE

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned, individually and on behalf of their Affiliates (as defined in the February Purchase Agreement (as hereinafter defined)), officers, directors, employees, partners and agents (hereafter, collectively the "Releasors"), for good and valuable consideration, including, without limitation, the covenants contained in that certain Stock Purchase Agreement of even date herewith, executed by CellStar Telecom, Inc., Inmobiliaria Aztlan, S.A. de C.V., , and for purposes of Section 5 and 8 thereof, Topp Telecom, Inc. (the "Purchase Agreement") and the transactions contemplated under the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, hereby fully release, remise, acquit, satisfy and forever discharge CellStar Telecom, Inc. (the "Released Party"), of and from any and all rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action of any nature whatsoever, whether known or unknown, direct or indirect, including, but not limited, to claims for indemnity, rescission, restitution, specific performance, accounting, tort, breach of contract, breach of fiduciary duty, negligence, fraud and claims under all federal or state securities laws, whether arising at law or in equity, under local, state, federal or foreign laws, which the Releasors or any of them may have had, may now have or may in the future have or claim to have had, now have or had, against the Released Parties or any of them by reason of, arising out of, or based upon, any act, omission, occurrence, matter, transaction, event or thing arising from or related to that certain Stock Purchase Agreement dated as of February 5, 1999 by and among CellStar Telecom, Inc., Topp Telecom, Inc., Telefonos de Mexico S.A. de C.V., Inmobiliaria Aztlan, S.A. de C.V., David Topp, Dora Topp, Risia Topp Wine and Mark Topp (the "February Purchase Agreement"), including without limitation,
Article XIV thereof, except only for the representations and warranties
                     ---------------
contained in Article V of the February Purchase Agreement and the indemnification provisions contained in Articles XIV of the February Purchase Agreement specifically relating to a breach of those representations and warranties (collectively, the "Claims").

     Each Releasor hereby agrees that it or he will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defense, set-off, cross-complaint, counterclaim or third party action, against the Released Party, based on, relating to, arising out of, or in connection with any Claims released and discharged hereunder.

     Each Releasor hereby waives, to the fullest extent permitted by law, the benefits of any statute, law, rule, regulation or common law, which may limit the scope of the covenants and releases contained herein.

     Each Releasor hereby represents and warrants that the execution and delivery of this Release and Waiver has been duly authorized, executed and delivered and is the valid and binding obligation of the Releasors, enforceable in accordance with its terms. The execution of and performance of the obligations contemplated by this Release and compliance with its provisions by the Releasors will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under any indenture, lease, agreement or other instrument to which either of the Releasors is a party or by which it or any of its properties are bound (other than such consents as are to be obtained prior to or on the date hereof), or require any consent, approval or authorization of, or declaration or filing with, any governmental authority (other than such consents, approvals, authorizations or filings as are to be obtained prior to or on the date hereof or as may be required by the Releasors in connection with any confidentiality agreement by which either of the Releasors is bound and except for compliance with applicable requirements of the Securities Exchange Act of 1934). Each Releasor further confirms and acknowledges that the terms of this Release and Waiver are contractual and not a mere recital and that each Releasor has not been influenced in any manner in making this Release and Waiver by any representations or statements made by or on behalf of the Released Party, that each Releasor has sought and received the advice of counsel in connection with the effect of the execution and delivery of this Release and Waiver, that each Releasor has carefully read and fully understand the contents of this Release and Waiver, and that each Releasor has duly executed this Release and Waiver freely and voluntarily, intending and agreeing to be fully bound by the terms hereof.

     This Release and Waiver shall be governed by Florida law without regard to conflicts of law principles thereunder. If any provision of this Release and Waiver, or the application of such provision to any person or circumstance, shall be held invalid, void or unenforceable, the remainder of this Release and Waiver, or the application of such provision to persons or circumstances other than those to which it is held invalid, void or unenforceable, shall not be effected thereby.

     This Release and Waiver shall remain in full force and effect and survive any future dealings among the parties hereto, unless this Release and Waiver shall hereafter be modified by an instrument in writing and signed by each Releasor and on behalf of the Released Parties.

     If any provision of this Release and Waiver is waived in any manner, whether by agreement or operation of law, the balance of the provisions hereof shall nevertheless remain in full force and effect, shall not be deemed waived, affected, impaired or otherwise invalidated and shall be enforced to the maximum effect permitted by applicable law. All waivers to be effective shall be in writing and signed by a duly authorized officer of the waiving party.

     In the event that any claim, action or proceeding is brought with respect to the Claims released hereunder or any breach of the covenants contained herein or to interpret or enforce any of the terms hereof, the nonprevailing party(ies) shall be jointly and severally obligated to pay to the prevailing party(ies) their reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such claim, action or proceeding (including at any appellate level).

     EACH RELEASOR CONSENTS AND AGREES THAT THE STATE OR FEDERAL

COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE RELEASORS AND THE RELEASED PARTIES PERTAINING TO THIS RELEASE OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS RELEASE, PROVIDED, NOTHING IN THIS RELEASE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE RELEASED PARTIES OR THE RELEASORS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PARTY. EACH RELEASOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE RELEASORS AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

     EACH RELEASOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE RELEASORS AND THE RELEASED PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS RELEASE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER THE RELEASORS OR THE RELEASED PARTIES.


                 [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the Releasors have executed this Release and Waiver as of September 3, 1999.

                                   Telefonos de Mexico S.A. de C.V.,

                                   By: /s/ Adolfo Cerezo
                                       ------------------------
                                   Name:  Adolfo Cerezo
                                         ----------------------
                                   Title: Attorney-in-fact
                                          ---------------------



                                   Inmobiliaria Aztlan, S.A. de C.V.

                                   By: /s/ Adolfo Cerezo
                                       ------------------------
                                   Name:  Adolfo Cerezo
                                         ----------------------
                                   Title: Attorney-in-fact
                                          ---------------------